UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1

TO

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 23, 2005

LIQUIDMETAL TECHNOLOGIES, INC.

(Exact name of Company as Specified in its Charter)

Delaware	000-31332	33-0264467
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

25800 Commercentre Dr., Suite 100

Lake Forest, CA  92630

 (Address of Principal Executive Offices; Zip Code)

Company’s telephone number, including area code: (949) 206-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2—(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LIQUIDMETAL TECHNOLOGIES, INC.

FORM 8-K

Item 4.01                                             Changes in Company’s Certifying Accountant.

On November 30, 2005, Liquidmetal Technologies, Inc. (the “Company”) filed a Form 8-K with the Securities and Exchange Commission regarding notification of the resignation of Stonefield Josephson, Inc. (“Stonefield”) as the Company’s independent registered public accounting firm.  This Amendment No. 1 to Form 8-K is being filed to clarify that the notification from Stonefield referenced in the originally filed Form 8-K came in the form of a telephone call on November 23, 2005 by a representative of Stonefield to the chairman of the Company’s Audit Committee .  In that telephone call, the representative of Stonefield stated that Stonefield had chosen to resign as the Company’s independent registered public accounting firm effective upon the completion of Stonefield’s review of the Company’s interim unaudited financial statements as of and for the three and nine month periods ended September 30, 2005.  As disclosed in the original Form 8-K, the representative of Stonefield affirmed in such telephone call that Stonefield was not resigning because of any disagreements between the Company and Stonefield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Stonefield, would have caused Stonefield to make reference to the subject matter of the disagreements in connection with its report on the Company’s financial statements for the years during which Stonefield was appointed as the Company’s auditor.  At a telephonic meeting of the Board of Directors of the Company on November 27, 2005, the Board of Directors of the Company accepted Stonefield’s resignation.  The Company hereby re-affirms the other information provided in the Form 8-K originally filed on November 30, 2005.

In addition to the foregoing, the Company filed its Form 10-Q for the third quarter ended September 30, 2005 on December 1, 2005, and the Company’s relationship with Stonefield was therefore effectively completed as of December 1, 2005.

Item 9.01                     Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

LIQUIDMETAL TECHNOLOGIES, INC.

By:	/s/ John Kang
John Kang
Chairman, President and Chief Executive Officer

Date:  December 7, 2005

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Stonefield Josephson, Inc. to the SEC, dated December 7, 2005, regarding agreement with the statements made in this Form 8-K.